Supplement to the
Strategic Advisers® International Multi-Manager Fund
April 29, 2013
Prospectus

W. George Greig no longer co-manages William Blair's portion of the fund's assets. Accordingly, all references to W. George Greig have been removed.

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Simon Fennell and Jeff Urbina (portfolio managers) have co-managed William Blair's portion of the fund's assets since May 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 20.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information supplements biographical information found in the "Fund Management" section beginning on page 30.

Simon Fennell, Partner, is co-portfolio manager of William Blair's portion of the fund's assets, which he has managed since May 2013. Since joining the firm in 2011, Simon previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks beginning in 1997. Previously, Simon was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Jeff Urbina, Partner, who joined William Blair in 1996, is co-portfolio manager of William Blair's portion of the fund's assets, which he has managed since May 2013. Previously, he was a Senior Vice President and Portfolio Manager of the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed on the Luxembourg exchange. While at Van Kampen, he also served as the Director of Research and was a member of the Investment Policy Committee for the firm. Prior to joining Van Kampen in 1991, Jeff spent almost 15 years in the commercial banking business with Citibank where he was a Vice President and Senior Relationship Manager in the bank's real estate group, and with Harris Bank in Chicago where he was an International Banking Officer. Education: B.A., Northwestern University; M.M., Northwestern University Kellogg Graduate School of Management.

STG-14-03  March 13, 2014
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